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                                                                   EXHIBIT 23(B)




                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Mohawk Industries, Inc.:

We consent to the use of our report incorporated herein by reference in the Form S-3 and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.



                                                /s/ KPMG PEAT MARWICK LLP


Atlanta, Georgia
February 5, 1998